UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 697-8655

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on August 22, 2023, Interactive Strength Inc. (the “Company”) received written notification (the “Notice”) from the Nasdaq Stock Market (“Nasdaq”) that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the period ended June 30, 2023 (the “Form 10-Q”) did not satisfy the continued listing requirement under Nasdaq Listing Rule 5450(b)(1)(A) for the Nasdaq Global Market, which requires that a listed company’s stockholders’ equity be at least $10.0 million (the “Stockholders’ Equity Requirement”). As reported in the Form 10-Q, the Company’s stockholders’ equity as of June 30, 2023 was approximately $5.0 million.

In October 2023, the Company submitted, in a timely fashion, the required compliance plan to regain compliance with the Stockholders’ Equity Requirement. One aspect of this plan was that the Company would apply for a transfer from the Nasdaq Global Market to the Nasdaq Capital Market and rely on the $2.5 million Equity Standard on the Nasdaq Capital Market under Listing Rule 5550(b)(1) (the “NCM Equity Requirement”).

The Company successfully transferred its listing to the Nasdaq Capital Market on January 26, 2024.

Nasdaq accepted the Company’s plan and required the Company to demonstrate compliance with the NCM Equity Requirement by February 19, 2024.

On February 15, 2024, the Company issued 2,377,258 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), to four accredited investors (the “Series A Holders”), each of whom was an existing investor of the Company, upon the conversion of certain outstanding promissory notes with a then-outstanding aggregate amount of approximately $4.3 million (the "Debt Conversion"). The shares of Series A Preferred Stock were issued pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each of the Series A Holders is an “accredited investor” as defined in Rule 501 under the Securities Act. Neither the Series A Preferred Stock nor any shares of common stock issuable upon conversion thereof has been registered under the Securities Act and thus such shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act.

The Series A Preferred Stock is subject to certain rights, preferences, privileges, and obligations, including voluntary and mandatory conversion provisions, as well as beneficial ownership restrictions and share cap limitations, as set forth in the Certificate of Designation of Series A Convertible Preferred Stock (the “Series A Certificate”). The Series A Preferred Stock can be issued at any time and, subject to certain exceptions as set forth in the Series A Certificate, any subsequent mandatory or voluntary conversion into common stock shall be at a conversion price at least equal to or above the closing price per share of our common stock as reported on the Nasdaq Stock Market on the last trading day immediately preceding the date that the Series A Certificate was approved by the Company’s board of directors, subject to customary adjustments for stock splits and combinations. The description of the Series A Certificate herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Series A Certificate, which was previously included as an exhibit to the Company's Current Report on Form 8-K with the Securities and Exchange Commission on January 8, 2024.

As a result of the Debt Conversion, approximately $4.3 million of liabilities on the Company’s balance sheet was converted into equity.

As previously disclosed, on February 2, 2024, the Company completed the acquisition of substantially all of the assets (and the assumption of certain liabilities) of CLMBR, Inc. and CLMBR1, LLC (the “Acquisition”). As a result of the Acquisition, the Company increased its stockholders’ equity by approximately $4.5 million.

As of February 15, 2024, as a result of both the Debt Conversion and the Acquisition, the Company believes it has regained compliance with the NCM Equity Requirement.

If the Company fails to evidence compliance with the NCM Equity Requirement in its Quarterly Report on Form 10-Q for the period that will end on March 31, 2024, the Company may be subject to delisting.

This Current Report on Form 8-K, including this Item 3.02, shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. These forward-looking statements in this current report include, without limitation, statements regarding the Company’s belief it has regained compliance with the NCM Equity Requirement. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. These forward-looking statements are subject to risks and uncertainties which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. These risk and uncertainties include, but are not limited to, the following: the Company's ability to regain or maintain compliance with the stockholders' equity requirement or other listing compliance standards of Nasdaq during any compliance period or otherwise in the future; that Nasdaq will grant the Company any relief, including any extension or grace period, from delisting as necessary or whether the Company can ultimately meet applicable Nasdaq requirements for any such relief; risks related to the substantial costs and diversion of personnel’s attention and resources due to these matters; that the Company has incurred and expects to continue to incur significant losses; our ability to achieve or maintain profitability; our future capital needs and ability to obtain additional financing, which may not be available, to fund our operations; the growth rate, if any, of our business and revenue and our ability to manage any such growth; risks related to our subscription or any future revenue model; our limited operating history; our ability to continue as a “going concern”; our ability to compete successfully; fluctuations in our operating results and factors affecting the same; our reliance on sales of our Forme Studio equipment; our ability to sustain competitive pricing levels; the growth rate, if any, of our target markets and our industry; the ability of our customers to obtain financing to purchase our products; our ability to forecast demand for our products and services, anticipate consumer preferences, and manage our inventory; our ability to attract and retain members, personal trainers, health coaches, and fitness instructors; our ability to expand our commercial and corporate wellness business; unforeseen costs and potential liability in connection with our products and services; our dependence on third-party systems and services; and risks related to potential acquisitions, intellectual property, litigation, dependence on key personnel, privacy, cybersecurity, and other regulatory, tax, and accounting matters, and international operations, as well as the risks and uncertainties discussed in our most recently filed periodic reports on Form 10-Q and subsequent filings and as detailed from time to time in our other SEC filings. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. All forward-looking statements set forth in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. These forward-looking statements reflect our management’s beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this report. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Forward-looking statements set forth in this report speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	February 16, 2024	By:	/s/ Michael J. Madigan
Michael J. Madigan Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)